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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)     January 3, 2005
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                            ROCKY SHOES & BOOTS, INC.
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             (Exact name of registrant as specified in its charter)

            Ohio                         0-21026               31-1364046
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(State or other jurisdiction           (Commission            (IRS Employer
     of incorporation)                 File Number)         Identification No.)

       39 East Canal Street, Nelsonville, Ohio                      45764
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      (Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code (740) 753-1951
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                                 Not Applicable
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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





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ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         Effective January 3, 2005, the board of directors of Rocky Shoes & Boots, Inc. (the "Company") granted each of the non-employee directors of the Company (J. Patrick Campbell, Glenn E. Corlett, Michael L. Finn, G. Courtney Haning, Curtis A. Loveland, Harley E. Rouda, Jr., and James L. Stewart) options (the "Options") to purchase 5,000 shares of the Company's common stock at a strike price of $29.80 per share, exercisable January 3, 2006 and expiring eight years after the date of grant. The Options were granted under the Company's 2004 Stock Incentive Plan.

         The form of Option Award Agreement is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

         Also effective January 3, 2005, the board of directors of the Company granted each of the non-employee directors of the Company 335 shares of the Company's common stock (valued at approximately $10,000 on the date of grant) as a retainer (the "Retainer Shares"). The Retainer Shares are fully vested as of the date of grant but are not tradable in the public markets until one year after the date of grant.

         The form of Restricted Stock Award Agreement relating to the Retainer Shares is attached as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

         (C)      EXHIBITS.

                  Exhibit No.                    Description

                    10.1 Form of Option Award Agreement under the Company's 2004 Stock Incentive Plan.

                    10.2 Form of Restricted Stock Award Agreement relating to the Retainer Shares issued under the Company's 2004 Stock Incentive Plan.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            ROCKY SHOES & BOOTS, INC.


Date:  January 7, 2005                      By:  /s/ Erin F. Siegfried
                                                 ----------------------------
                                                 Erin F. Siegfried,
                                                 Assistant Secretary



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                                  EXHIBIT INDEX

   Exhibit No.                                     Description

      10.1 Form of Option Award Agreement under the Company's 2004 Stock Incentive Plan.

      10.2 Form of Restricted Stock Award Agreement relating to the Retainer Shares issued under the Company's 2004 Stock Incentive Plan.



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